UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 31, 2005

Kansas City Southern
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

427 West 12th Street, Kansas City, Missouri		64105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	816-983-1303

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

Kansas City Southern ("the Company, "KCS") is furnishing under Item 2.02 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Company’s press release, dated January 31, 2005, announcing the Company’s quarter and year ending December 31, 2004 earnings and operating results. Included in Exhibit 99.1 are schedules regarding certain financial information discussed during the Company’s fourth quarter 2004 analyst presentation and conference call.

Subsequent to issuance, an error was noted within the press release stating that the Grupo TMM shareholders had approved the acquisition on January 11, 2004. To clarify, the press release should have stated that the Grupo TMM shareholders approved the acquisition on January 11, 2005.

The information included in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934 as amended (the "Exchange Act"). Unless expressly incorporated into a filing of KCS under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act made after the date hereof , the information contained in this item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of KCS, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.: (99)
Document: Additional Exhibits

99.1
Press Release dated January 31, 2005 issued by Kansas City Southern entitled "Kansas City Southern Railway Experiences Record Fourth Quarter and Year-End 2004 Performance; Reduction in Future Mexican Tax Rates".

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

January 31, 2005	By:	James S. Brook

Name: James S. Brook
Title: Vice President and Comptroller (Principal Accounting Officer)

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 31, 2005 issued by Kansas City Southern entitled "Kansas City Southern Railway Experiences Record Fourth Quarter and Year-End 2004 Performance; Reduction in Future Mexican Tax Rates".